Putnam
Tax-Free
High Yield
Fund

SEMIANNUAL REPORT
January 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* Morningstar, an independent rating agency, awarded the fund's class B shares its highest overall rating of five stars for the period ended December 31, 1995 (based on the fund's average annual total returns for the 3-, 5-, and 10-year periods). There were 770 funds in the municipal rating category.*

* "...Tax-overhaul fears are overblown. Once these fears begin to abate, investors are expected to return to the municipal market for undervalued opportunities that have been created by the fear of tax reform..."
                            --The Wall Street Journal, January 2, 1996


CONTENTS
 4     Report from Putnam Management
 8     Fund performance summary
14     Portfolio holdings
29     Financial statements


*Morningstar ratings are subject to change every month and are calculated from a fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate sales charge adjustments and a risk factor that reflects performance compared to 90-day Treasury bill monthly returns. For the 3-, 5-, and 10-year period ended December 31, 1995, the fund received 4, 4, and 5 stars, respectively. There were 770, 499, and 186 funds in the municipal rating category for the respective time periods. 10% of the funds in an investment category receive 5 stars and 22.5% receive 4 stars. Performance for other share classes will vary. Past performance is not indicative of future results.


[GRAPHIC OMMITTED: photo of George Putnam]
(copyright) Karsh, Ottawa

From the Chairman

Dear Shareholder:
By the time Putnam Tax Free High Yield Fund entered its new fiscal year last August, municipal-bond investors had begun showing signs of recovery from their initial gloom over the possible negative effect that a flat tax might have on the tax-exempt market. As the fund reached the fiscal year's midpoint on January 31, 1996, the market was in a somewhat brighter mood and shareholders could look back on a period of positive fund performance.

Fund Manager Triet Nguyen believes the market's renewed vigor will be sustained during the second half of fiscal 1996 as tax-exempt bonds continue to make up lost ground.

Triet also sees other factors that he believes hold favorable implications for the municipal-bond market in the months ahead. One is the continued high demand for tax-free securities, coupled with relative scarcity of new issues. Another is a positive trend in interest rates. His report, which follows, provides more detail.

Respectfully yours,


/S/George Putnam

Chairman of the Trustees

March 20, 1996


Report from the Fund Manager
Triet M. Nguyen

Putnam Tax-Free High Yield Fund rewarded shareholders well during the semiannual period ended January 31, 1996, as astute strategic changes and a rising municipal-bond market contributed to strong returns. The fund provided shareholders with a total return of 7.39% (2.25% at POP) for class A shares, 7.04% (2.04% at CDSC) for class B shares, and 7.23% (3.77% at POP) for class M shares, all at net asset value. (For results at public offering price and over longer periods, see the performance section following this report.)

* FLAT-TAX UNCERTAINTY CONTINUES TO CREATE OPPORTUNITY
After overcoming a brief stall in midsummer, the broad fixed-income market continued to rally throughout the period. Increased investor confidence in the Federal Reserve Board's ability to thwart inflation and effectively manage economic growth fueled the gains of most fixed-income investments. Toward the end of the period, as government reports confirmed additional cooling in the economy, the Fed responded with another cut in short-term interest rates.

Municipal bonds shared in the broad market rally, although they have not benefited to quite the same extent as taxable bonds. This is largely because of investor concerns about the perceived effects of the flat-tax proposal introduced last April -- which, in its purest form, would deprive municipal bonds of their beneficial tax treatment. On the other hand, yields on most high-grade municipal bonds rose toward 90% of the yields of comparable taxable Treasury securities, a level that is generally considered a buying opportunity (See chart on page 5).

As the presidential campaign picks up momentum, the flat-tax proposal has begun to receive renewed attention. We view this as a positive development, since open discussion has begun to highlight the very real complexities of the issue. As we saw with the health-care reform initiative, it appears that while many people may agree with the concept, disagreement on critical details could hamper prospects for actual enactment. That said, we still believe any change in the tax law, should it occur at all, would not come until at least 1997 or 1998. In the meantime, municipal-bond investors may continue to enjoy solid returns.

* ECONOMIC SLOWDOWN PROMPTS DEFENSIVE CHANGES
In seeking to protect the fund's net asset value amid slowing economic growth, we began to adopt a more defensive strategy toward the close of the period. In doing so, we have begun to introduce greater liquidity into the fund by "moving in on the yield curve": in other words, purchasing securities with shorter maturities, an average of 10 to 15 years. These bonds, we believe, still generate a high level of income, but their shorter maturities make them less volatile to changing interest rates and economic conditions. We have also begun to upgrade the average quality of fund holdings by selling some of our lower-rated issues and reinvesting the proceeds into bonds with higher credit ratings.
[GRAPHIC OMITTED: worm chart TAX-FREE VERSUS TAXABLE BOND YIELDS
Y-axis reads (top to bottom) 12.00% to 0.00% in 2% decrements
X-axis reads (left to right) Jan-95 to Jan-96 in one-month increments

A solid black line represents  Municipal Bond yields
A solid white line represents U.S. Treasury bond yields
A solid gray line represents U.S. Taxable equivalent yields

            Municipal      U.S. Treasury       Taxable
              bond             bond           equivalent
             yields           yields            yields
           -----------     -------------     ------------
Jan-95        6.39              7.70           10.58
Feb-95        6.00              7.44            9.93
Mar-95        6.00              7.43            9.93
Apr-95        6.03              7.33            9.98
May-95        5.76              6.65            9.54
Jun-95        6.00              6.62            9.93
Jul-95        6.00              6.84            9.93
Aug-95        6.02              6.64            9.97
Sep-95        5.96              6.50            9.87
Oct-95        5.74              6.33            9.50
Nov-95        5.56              6.13            9.21
Dec-95        5.28              5.96            8.74
Jan-96        5.20              6.04            8.61

Footnote reads:
Chart compares yields of U.S. Treasury securities and AAA-rated municipal bonds of varying maturities from 1/31/95 through 1/31/96. The taxable-equivalent yield for municipal bonds assumes the maximum 39.6% federal income tax rate. Returns would not be as advantageous for investors in lower tax brackets. No assurances can be made that the fund will attain any particular yield. Unlike municipal bonds, principal and interest payments on U.S. Treasury securities are backed by the full faith and credit of the U.S. government; market prices and investment returns will vary and are not guaranteed. Source: Bloomberg.]



* SECTOR STRATEGIES PAY OFF
As the economy seems to slow, we have also begun to shift portfolio assets away from cyclical bonds in such sectors as paper and steel, which tend to perform better in a stronger economic environment. Instead, we continue to find good value and solid income in transportation-related issues, particularly in major airport bonds and in utilities. In fact, we are increasing the fund's allocation to utility bonds, since we believe they offer excellent value in today's market. Historically, utility bonds have performed well during periods of slower economic growth.

The health-care sector continues as a mainstay of the fund's portfolio. Recently, the fund benefited as one of its major holdings, San Bernadino County (California) hospital bonds, were prerefunded when the county took advantage of lower interest rates to reduce its borrowing costs. In a prerefunding, the issuer floats a second bond to raise funds to pay off an older issue -- in which your fund had invested -- at its first call date. Proceeds from the new bond are invested in top-quality instruments such as U.S. Treasury securities. Because of the safety of principal represented by these securities, the older prerefunded bond is generally perceived as having a substantial improvement in its creditworthiness, and its rating is likely to be upgraded. Upgrades, in turn, often herald higher prices; indeed, in this case, the fund's holdings did appreciate in value.

* SUPPLY/DEMAND DYNAMICS CONTINUE TO IMPROVE
The balance between supply and demand continues to present a favorable backdrop for market performance. In 1995, the supply of new and existing municipal securities dropped 10% from the level of 1994, and 1994's level was 45% lower than that of 1993. At the same time, demand has picked up a bit as individual investors and mutual funds begin to view the flat tax more as a potential concern for the future rather than the present.

[GRAPHIC OMMITTED: horizontal bar chart TOP INDUSTRY SECTORS*
showing:
Transportation         17.8%
Hospital/Health care   17.4%
Utilities              13.5%

*Based on net assets as of 1/31/96. Holdings will vary over time.]

The interaction of flat-tax fears, improving supply/demand dynamics, and more favorable interest rates will be shaping the tax-exempt market over the remainder of fiscal 1996. With municipal bonds underperforming Treasuries during the recent period, we believe that buying opportunities exist and that there is good potential for further price appreciation. We intend to retain our defensive posture, continuing to upgrade the portfolio's quality and reallocating assets into sectors that tend to perform well in a slower economic cycle. On balance, we remain cautiously optimistic, based on strong market fundamentals, favorable securities valuations, and our defensive investment strategy.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance should always be considered in light of a fund's investment strategy. Putnam Tax-Free High Yield Fund is designed for investors seeking high current income free from federal income tax through higher-yielding, lower-rated tax-exempt securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 1/31/96
                         Class A         Class B         Class M
     Inception date     (9/20/93)       (9/9/85)        (12/29/94)
                       NAV     POP     NAV     CDSC     NAV     POP
-------------------------------------------------------------------
6 months              7.39%  2.25%    7.04%    2.04%   7.23%   3.77%
-------------------------------------------------------------------
1 year               14.26   8.88    13.53     8.53   13.89   10.19
-------------------------------------------------------------------
5 years                 --     --    51.68    49.68      --      --
Annual average          --     --     8.69     8.40      --      --
-------------------------------------------------------------------
10 years                --     --   119.72   119.72      --      --
Annual average          --     --     8.19     8.19      --      --
-------------------------------------------------------------------
Life of class        12.95   7.63   145.66   145.66   17.62   13.80
Annual average        5.27   3.15     9.03     9.03   14.88   11.68
-------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/96
                                  Lehman Bros.             Consumer
                         Municipal Bond Index           Price Index
-------------------------------------------------------------------
6 months                                 6.92%                 1.25%
-------------------------------------------------------------------
1 year                                  15.05                  2.73
-------------------------------------------------------------------
5 years                                 51.73                 14.71
Annual average                            8.7                  2.78
-------------------------------------------------------------------
10 years                               130.30                 40.88
Annual average                           8.70                  3.49
-------------------------------------------------------------------
Life of class A                         13.80                  6.41
Annual average                           5.61                  2.60
-------------------------------------------------------------------
Life of class B                        160.91                 42.96
Annual Average                           9.66                  3.50
-------------------------------------------------------------------
Life of class M                         18.34                  3.14
Annual Average                          16.71                  2.88
-------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge., with the maximum being 5%. The fund invests in lower-rated, high-yield debt securities. The lower ratings reflect a greater possibility that adverse changes in an issurers business financial condition, or in general economic condition may impair the issurer's ability to pay principal or interest on the securities.



TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)
                            Class A        Class B          Class M
                           (9/20/93)       (9/9/85)        (12/29/94)
                          NAV     POP     NAV     CDSC    NAV     POP
----------------------------------------------------------------------
6 months                7.21%   2.08%   6.94%    1.94%  7.12%     3.67%
----------------------------------------------------------------------
1 year                 16.76   11.20   16.00    11.00  16.19     12.43
----------------------------------------------------------------------
5 years                   --      --   51.62    49.62     --        --
Annual average            --      --    8.68     8.39     --        --
----------------------------------------------------------------------
10 years                  --      --  127.13   127.13     --        --
Annual average            --      --    8.55     8.55     --        --
----------------------------------------------------------------------
Life of class          12.14    6.86  144.20   144.20  16.88     13.09
Annual average          5.16    2.95    9.05     9.05  15.44     12.06
----------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 1/31/96
                             Class A          Class B          Class M
----------------------------------------------------------------------
Distributions
----------------------------------------------------------------------
Number                             6                6                6
----------------------------------------------------------------------
Income                     $0.449988        $0.403021        $0.427127
----------------------------------------------------------------------
Total                       $.449988         $.403021         $.427127
----------------------------------------------------------------------
Share value:                   NAV     POP     NAV      NAV      POP
----------------------------------------------------------------------
7/31/95                      $14.14  $14.85   $14.14   $14.13   $14.60
----------------------------------------------------------------------
1/31/96                       14.72   15.45    14.72    14.71    15.20
----------------------------------------------------------------------
Current return
----------------------------------------------------------------------
End of period
----------------------------------------------------------------------
Current dividend rate1         6.03%   5.75%    5.39%   5.73%     5.55%
----------------------------------------------------------------------
Taxable equivalent3            9.98    9.52     8.92    9.49      9.19
----------------------------------------------------------------------
Current 30-day SEC yield2      6.17    5.88     5.50    5.86      5.67
----------------------------------------------------------------------
Taxable equivalent3           10.22    9.74     9.11    9.70      9.39
----------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by
  NAV or POP at end of period.
2 Based on investment income, calculated using SEC guidelines.
3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.



TERMS AND DEFINITIONS
Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A Putnam perspective on risk and reward

You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

The greater the risk, the greater the potential reward.
Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

* FITTING YOUR FUND SELECTION TO YOUR RISK TOLERANCE

How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

For short-term goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.



This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.

* RUNDOWN OF RISK TYPES

MARKET RISK
Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK
Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income investors. However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK
If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

CREDIT AND PREPAYMENT RISK
Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK
Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Health Sciences Trust

International New Opportunities Fund

Investors Fund

Natural Resources Fund

New Opportunities Fund

OTC Emerging Growth Fund

Overseas Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

Adjustable Rate U.S. Government Fund

American Government Income Fund

Diversified Income Trust

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds*
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio

Putnam Asset Allocation: Conservative Portfolio

Putnam Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS+

Putnam money market funds:

California Tax Exempt Money Market Fund

Money Market Fund
New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

* Not available in all states.

+ Relative to above.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.









Portfolio of investments owned
January 31, 1996 (Unaudited)





----------------------------------------------------------------------------------------------------------
                    Key Abbreviations:
                  AMBAC       -- AMBAC Indemnity Corporation
                  COP         -- Certificate of Participation
                  FGIC        -- Federal Guaranty Insurance Company
                  FHA Insd.   -- Federal Housing Administration Insured
                  FNMA Coll.  -- Federal National Mortgage Association Collaterallized
                  FRB         -- Floating Rate Bond
                  FSA         -- Financial Security Assurance
                  GNMA Coll.  -- Government National Mortgage Association Colld
                  G.O. Bonds  -- General Obligation Bonds
                  IF          -- Inverse Floating
                  IFB         -- Inverse Floating Bond
                  MBIA        -- Municipal Bond Investors Assurance Corporation
                  TRAN        -- Tax & Revenue Anticipation Notes
                  VRDN        -- Variable Rate Demand Notes




MUNICIPAL BONDS AND NOTES  (100.1%)*
PRINCIPAL AMOUNT                                                              RATING**               VALUE
Alabama  (0.7%)
----------------------------------------------------------------------------------------------------------
    $ 5,000,000   Anniston Indl. Dev. Rev. Bonds (Hoover
                    Group Inc. Project), 8 1/2s, 9/1/10                       BB/P          $    5,200,000
      5,490,000   Courtland Indl. Dev. Board Solid Waste
                    Disp. Rev. Bonds (Champion Intl. Corp.
                    Project), Ser. A, 6 1/2s, 9/1/25                          Baa                5,682,150
      3,500,000   Jackson Cnty., Hlth. Care Auth. Hosp. Tax
                    Anticp. Rev. Bonds 7 7/8s, 5/1/19                         BB/P               3,736,250
                                                                                        ------------------
                                                                                                14,618,400
Alaska  (0.2%)
----------------------------------------------------------------------------------------------------------
      5,050,000   Valdez Marine Term Rev. Bonds (Amerada
                    Hess Pipeline Corp.), 6.1s,  2/1/24                       BB/P               4,955,313

Arizona  (1.7%)
----------------------------------------------------------------------------------------------------------
                  Phoenix Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                    (American West Airlines),
      7,576,544     Ser.  A-95-1, 8.3s, 1/1/06                                B/P                7,762,094
      3,157,894     Ser. B-95-2, 8.2s, 1/1/99                                 B/P                3,235,231
      3,960,000   Phoenix, Indl. Dev. Auth. Rev. Bonds
                    (Christian Care Retirement Apts), Ser. A,
                    10 1/4s, 1/1/18                                           AA/P               4,370,850
      3,625,000   Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. B,
                    8 1/8s, 12/1/22                                           BB/P               3,915,000
      4,500,000   Plainfield Indl. Economic Dev. Rev. Bonds
                    8 1/2s, 9/1/04                                            B/P                4,888,125
                  Scottsdale, Indl. Dev. Auth. 1st Mtg. Rev. Bonds
      2,300,000     Ser. A, 8s, 6/1/11                                        BB/P               2,452,375
      3,150,000     Ser. B, 7.05s, 6/1/16                                     BB/P               3,449,250
      3,245,000     Ser. B, 6.7s, 6/1/17                                      BB/P               3,569,500
                                                                                        ------------------
                                                                                                33,642,425
California  (13.5%)
----------------------------------------------------------------------------------------------------------
      6,500,000   Alameda Cnty. COP (Santa Rita Jail Project),
                    MBIA, 5s, 12/1/15                                         AAA                6,175,000
     14,840,000   CA Hlth. Fac. Auth. Rev. Bonds (Valley
                    Presbyterian Hosp. Project), Ser. A, 9s,
                    5/1/12                                                    BB                14,850,833
                  CA State Pub. Works Board Lease Rev. Bonds
     10,225,000     (CA State Prison D-Susanville), MBIA,
                    5 3/8s, 6/1/18                                            AAA               10,046,063
     16,065,000     (Dept of Corrections-State Prisons),
                    AMBAC, Ser. A, 5s, 12/1/19                                AAA               15,502,725
      7,640,000   Contra Costa Wtr. Dist. Wtr. Rev. Bonds,
                    Ser. G, MBIA,  5s, 10/1/24                                AAA                7,238,900
      6,000,000   Corona, COP (Vista Hosp. Syst.), Ser. B,
                    9 1/2s, 7/1/20                                            B/P                6,412,500
     14,150,000   Foothill/Eastern Trans. Corridor Agcy. Rev.
                    Bonds (CA Toll Roads), Ser. A, 5s, 1/1/35                 Baa               11,850,625
     10,000,000   Los Angeles Cnty., Metro. Trans. Auth. Sales
                    Tax Rev. Bonds, Ser. A, FGIC, 5s, 7/1/21                  AAA                9,375,000
                  Los Angeles, Regl. Arpt. Impt. Corp.
                    Lease Rev. Bonds
      5,700,000     (Air Canada Inc.-Los Angeles Intl.),
                    8 3/4s, 10/1/14                                           BB                 6,369,750
      5,070,000     (United Airlines, Inc.-Los Angeles Intl.),
                    6 7/8s, 11/15/12                                          Baa                5,336,175
      8,500,000     (Western Air Lines, Inc. - Delta Air
                    Lines, Inc.), 11 1/4s, 11/1/25                            Ba                 8,879,015
      5,000,000   Los Angeles, Wastewater Syst. IFB,
                    6.549s, 11/1/06 (acquired 11/8/93,
                    cost $5,417,200) ++                                       AAA                5,456,250
      2,200,000   Orange Cnty., Wtr. Dist. Variable Rate COP
                    Ser. A, FGIC 5.35s, 8/15/15                               A1                 2,200,000
     10,000,000   Orange Cnty., Pub. Fac. Corp. COP (Solid
                    Waste Management), 7 7/8s, 12/1/13                        BBB               10,337,500
     26,000,000   Orange Cnty, TRAN, Ser. A 5.45s, 6/30/96                    B/P               25,610,000
                  Redondo Beach, Redev. Agcy. Multi-Fam.
                    Hsg. Rev. Bonds (Heritage Point Project),
      3,130,000     Ser. B, 8 1/2s, 9/1/23                                    BB/P               3,259,113
      5,100,000     Ser. A, 6 1/2s, 9/1/23                                    BB/P               5,240,250
     14,000,000   Sacremento Pwr. Auth. Rev. Bonds
                    (Cogeneration Project), 5 7/8s, 7/1/15                    BBB               13,685,000
                  San Bernardino Cnty. COP
                    (Med. Ctr. Fin. Project),
      5,000,000     Ser. A, MBIA, 6 1/2s, 8/1/17                              AAA                5,725,000
      8,000,000     MBIA, 5s, 8/1/28                                          AAA                7,500,000
      3,000,000     5s, 8/1/26                                                A                  2,527,500
     21,000,000   San Bernardino Cnty. IF COP (PA-100-Med.
                    Ctr. Fin. Project), MBIA, 8.639s, 8/1/28
                    (Acquired 6/27/95, cost $22,664,040) ++                   AAA               28,035,000
     13,845,000   San Diego Pub. Facs. Fin. Auth. Swr. Rev.
                    Bonds FGIC, 5s, 5/15/20                                   AAA               13,170,056
     10,000,000   San Diego, Regl. Bldg. Auth. Lease Rev.
                    Bonds, MBIA, 6.9s, 5/1/23                                 AAA               10,475,000
      3,000,000   Southern CA Pub. Pwr. Auth. IFB
                    (Transmission Project), 7.813s, 7/1/12                    AA                 3,288,750
      1,800,000   Vallejo Hsg. Multi-Fam. VRDN Ser. A,
                    2.95s, 5/15/22                                            A1                 1,800,000
     18,820,000   Vallejo COP (Marine World Foundation),
                    8.1s, 2/1/21                                              BBB/P             20,537,325
     10,500,000   Valley Hlth. Syst. COP 6 7/8s, 5/15/23                      BBB/P             10,565,625
      4,000,000   Valley Hlth. Syst. Hosp. Rev. Bonds
                    (Improvement Project), Ser. A,
                    6 1/2s, 5/15/15                                           BBB                3,905,000
                                                                                        ------------------
                                                                                               275,353,955
Colorado  (5.6%)
----------------------------------------------------------------------------------------------------------
     20,000,000   Arapahoe Cnty. Cap. Impt Tr. Fund Hwy.
                    Rev. Bonds, Ser. E-470, 7s, 8/31/26                       Baa               21,900,000
     56,755,000   CO Hlth. Fac., Auth. Retirement Fac.
                    Rev. Bonds (Liberty Heights), Ser. B,
                    zero %, 7/15/24                                           AAA                9,222,688
                  Denver City & Cnty. Arpt. Rev. Bonds,
     24,400,000     Ser. A, 8 3/4s, 11/15/23                                  BBB               28,914,000
     10,000,000     (Airport & Marina Improvements),
                    Ser. A, 8 3/4s, 11/15/23                                  AAA               12,187,500
     12,750,000     Ser. A, 8 1/2s, 11/15/23                                  AAA               15,140,625
      8,000,000     Ser. D, 7 3/4s, 2013                                      AAA                9,910,000
      5,450,000     Ser. A, 7 1/4s, 11/15/25                                  BBB                5,974,563
      5,000,000     Ser. D, 7s, 11/15/25                                      BBB                5,250,000
      6,420,000     Ser. C, 5 1/2s, 11/15/16                                  BBB                6,107,025
                                                                                        ------------------
                                                                                               114,606,401
Connecticut  (1.6%)
----------------------------------------------------------------------------------------------------------
                  CT State Dev. Auth. 1st. Mtge. Rev. Bonds
      1,680,000     (Gladeview Hlth. Care Project), 9 3/4s,
                    12/15/16                                                  BB/P               1,862,700
      7,195,000   (East Hill Woods Project), 8 3/4s, 7/119                    B/P                7,527,769
                  CT State Dev. Auth. Hlth. Care Rev. Bonds
                    (Alzheimers Resource Ctr.), Ser. A,
      6,500,000     10s, 8/15/21                                              AAA/P              8,401,250
      2,000,000     7 1/4s, 8/15/21                                           BB/P               2,060,000
      4,625,000     7 1/8s, 8/15/14                                           BB/P               4,734,844
      2,290,000     7s, 8/15/09                                               BB/P               2,358,700
      5,500,000   CT State Hlth. & Edl. Facs. Auth. IFB (Yale U.),
                    7.791s, 6/1/30                                            AAA                5,857,500
                                                                                        ------------------
                                                                                                32,802,763
District of Columbia  (0.9%)
----------------------------------------------------------------------------------------------------------
     10,500,000   District of Columbia COP 7.3s, 1/1/13                       B                 10,815,000
                  District of Columbia Natl. Pub. Radio
                    Rev. Bonds
      4,400,000     7.7s, 1/1/23                                              BB/P               4,669,500
      2,500,000     7 5/8s, 1/1/18                                            BB/P               2,650,000
                                                                                        ------------------
                                                                                                18,134,500
Florida  (3.0%)
----------------------------------------------------------------------------------------------------------
      9,260,000   Brevard Cnty., Hlth. Auth. Rev. Bonds
                    (Courtenay Springs Village), 7 3/4s,
                    11/15/24                                                  BB/P               9,364,175
     24,000,000   Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s, 12/1/14                   B/P               26,610,000
      5,970,000   Hillsborough Cnty., Aviation Auth. Special
                    Purpose Fac. Rev. Bonds (U.S. Air Inc.
                    Project), 8.6s, 1/15/22                                   B                  6,589,388
      1,100,000   Jacksonville, Hlth. Fac. Auth. Rev. Bonds
                    (Mental Hlth. Ctr.), 9 1/8s, 10/15/19                     B/P                1,149,500
      4,000,000   Orange Cnty. Hsg. Fin. Auth. VRDN
                    (Sundown Assoc. II), Ser. B, 3.95s, 6/1/04                A1                 4,000,000
      2,250,000   Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C,
                    MBIA, 8.845s, 10/29/21                                    AAA                2,565,000
      5,000,000   Palm Beach Cnty., Student Hsg. Rev. Bonds
                    (Palm Beach Cmnty. College), Ser. A,
                    8 1/2s, 3/1/23                                            B/P                5,025,000
                  Sanford Arpt. Auth. Indl. Dev. Rev. Bonds
                    (Terminals Inc. Project), Ser. A,
      3,125,000     7 3/4s, 5/1/21                                            BB/P               3,070,313
      2,880,000     7 1/2s, 5/1/15                                            BB/P               2,818,800
                                                                                        ------------------
                                                                                                61,192,176
Georgia  (4.9%)
----------------------------------------------------------------------------------------------------------
      5,100,000   Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                    (Boise Cascade Corp. Project), 7s, 9/1/14                 Baa                5,533,500
                  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                    (Briarcliff Park Apts. Project),
      8,000,000     Ser. B, 10s, 4/1/17                                       BB/P               8,440,000
      5,900,000     Ser. A, 7 1/2s, 4/1/17                                    A                  6,121,250
      9,500,000   Forsyth Cnty., Dev. Auth. Indl. VRDN
                    (Hoover Group Inc. Project), 8 1/2s,
                    12/1/05                                                   B                  9,844,375
      6,415,000   Fulton Cnty., Res. Elderly Care Fac. Auth.
                    Rev. Bonds (Lenbrook Sq. Foundation
                    Inc. Project), 9 3/4s, 1/1/17                             B                  6,567,356
                  GA Muni. Elec. Auth. Pwr. Rev. Bonds
      5,000,000     Ser. EE, AMBAC, 7 1/4s, 1/1/24                            AAA                6,393,750
     21,500,000     Ser. Z, MBIA, 5 1/2s, 1/1/20                              AAA               21,849,375
     55,260,000   Richmond Cnty., Dev. Auth. Rev. Bonds
                    Ser. C, zero %, 12/1/21                                   AAA               10,568,475
                  Rockdale Cnty., Dev. Auth. Solid Waste
                    Disp. Rev. Bonds (Visay Paper Inc. Project),
      3,875,000     7 1/2s, 1/1/26                                            BB/P               3,976,719
     15,000,000     7.4s, 1/1/16                                              BB/p              15,675,000
      3,160,000   Savannah Econ. Dev. Auth. Poll. Control Rev.
                    Bonds (Stone Container Corp. Project),
                    8 1/8s, 7/1/15                                            BB/P               3,539,200
                                                                                        ------------------
                                                                                                98,509,000
Illinois  (2.4%)
----------------------------------------------------------------------------------------------------------
      5,000,000   Chicago Gas Supply Rev. Bonds (Peoples
                    Gas LT), Ser. A, 6 7/8s, 3/1/15                           AA                 5,543,750
      2,210,000   Chicago, O'Hare Intl. Arpt. Special Fac. Rev.
                    Bonds (United Air Lines, Inc.), Ser. 84A,
                    8.85s, 5/1/18                                             Baa                2,527,688
      5,000,000   IL Dev. Fin. Auth. Retirement Hsg. Rev.
                    Bonds (Regency Park-Lincolnwood),
                    Ser. A, 10 1/4s, 4/15/19 +                                B/P                3,750,000
                  IL Dev. Fin. Auth. Rev. Bonds (Cmnty.
                    Rehab. Providers Fac.),
      2,790,000     8 1/4s, 8/1/12                                            BBB                2,922,525
      8,000,000     Ser. A, 7 7/8s, 7/1/20                                    BB/P               8,030,000
      3,065,000     Ser. A, 7 1/2s, 3/1/14                                    BB/P               3,053,506
      1,010,000     Ser. A, 7 1/4s, 3/1/04                                    Baa                1,020,100
      1,215,000   IL Dev. Fin. Auth. Rev. Bonds (Mercy Hsg.
                    Corp. Project), 7s, 8/1/24                                Baa                1,298,531
      6,050,000   Lansing Tax Increment Rev. Bonds (Landing
                    Redev. Project),10s, 4/1/07                               AAA/P              6,110,198
     14,500,000   Robbins Res. Recvy. Rev. Bonds (Recov.
                    Partners), Ser. A, 9 1/4s, 10/15/14                       B/P               14,210,000
                                                                                        ------------------
                                                                                                48,466,298
Indiana  (1.7%)
----------------------------------------------------------------------------------------------------------
                  East Chicago Poll. Control Rev. Bonds
     12,000,000     (Inland Steel Co. Project Number 11),
                    7 1/8s, 6/1/07                                            Ba                12,795,000
      5,000,000     (Inland Steel Co. Project Number 10),
                    6.8s, 6/1/13                                              BB                 5,068,750
      7,267,292   Hammond, Indl. Port Auth. COP 9.65s,
                    6/1/14                                                    BB                 7,803,255
      5,000,000   Indianapolis Arpt. Auth. Spcl. Facs. Rev.
                    Bonds (United Airlines Project),
                    Ser. A, 6 1/2s, 11/15/31                                  Baa                5,100,000
      2,325,000   Mishawaka Indl. Rev. Bonds (Stone
                    Container Corp. Project), 9 1/4s, 2/1/97                  B/P                2,404,143
      1,744,310   Westfield Econ. Dev. Rev. Bonds (Westfield
                    Village Hlth. Care Center), FHA Insd.,
                    12s, 5/15/14                                              A/P                2,062,647
                                                                                        ------------------
                                                                                                35,233,795
Iowa  (0.7%)
----------------------------------------------------------------------------------------------------------
                  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Mercy Hlth. Initiatives Project),
     11,500,000     9.95s, 7/1/19                                             B/P               11,730,000
      1,500,000     9.85s, 7/1/09                                             B/P                1,530,000
        335,000     9.7s, 7/1/99                                              B/P                  335,000
        215,000   Marion 1st Mtge. Rev. Bonds (AHF/Kentucky
                    Iowa, Inc. Project), 10 1/4s, 1/1/20                      B/P                  226,825
                                                                                        ------------------
                                                                                                13,821,825
Kentucky  (1.3%)
----------------------------------------------------------------------------------------------------------
      5,000,000   Jefferson Cnty., Hosp. IFB (Alliant Hlth.
                    Syst. Project), MBIA, 9.09s, 1/1/14                       AAA                5,868,750
     13,000,000   Kenton Cnty., Arpt. Board. Special. Facs.
                    Rev. Bonds (Delta Air Lines, Inc. Project),
                    Ser. A, 6 1/8s, 2/1/21                                    Ba                13,790,400
      1,275,000   Lexington-Fayette Urban Cnty. Govt.
                    1st Mtge. Rev. Bonds (AHF/Kentucky
                    Iowa, Inc. Project), 10 1/4s, 1/1/20                      B/P                1,345,125
      3,550,000   Muhlenberg Cnty., Hosp. Rev. Bonds
                    (Muhlenberg Cmnty. Hosp. Project),
                    9 1/2s, 8/1/10                                            BBB/P              3,842,875
      1,930,000   Owensboro Hosp. Auth. Rev. Bonds
                    (Children's Psychiatric Hosp.), 13s,
                    11/1/10                                                   B/P                1,966,188
                                                                                        ------------------
                                                                                                26,813,338
Louisiana  (5.0%)
----------------------------------------------------------------------------------------------------------
      2,900,000   Beauregard Parish Rev. Bonds (Boise
                    Cascade Corp. Project), 7 3/4s, 6/1/21                    BBB                3,182,750
      2,975,000   Calcasieu Parish, Indl. Dev. Poll. Control
                    Rev. Bonds (Gulf States Utilities Project),
                    6 3/4s, 10/1/12                                           BB                 3,082,844
      3,800,000   Hodge, Combined Util. Rev. Bonds (Stone
                    Container Corp.), 9s, 3/1/10                              B/P                4,256,000
                  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
      2,418,329     (Emily Morten Foundation),10 1/4s,
                    5/1/19                                                    B/P                2,596,681
      2,000,000     (St. James Place Project),10s, 11/1/21                    B/P                2,215,000
     17,000,000   Lake Charles Harbor & Term. Dist. Port
                    Facs. Rev. Bonds (Trunkline Co. Project),
                    7 3/4s, 8/15/22                                           Baa               19,316,250
                  Port of New Orleans Indl. Dev. Rev. Bonds
      3,700,000     (Continental Grain Co. Project), Ser. A,
                    14 1/2s, 2/1/02                                           BB                 3,972,394
      4,500,000     (Continental Grain Co. Project),14 1/2s,
                    1/1/02                                                    BB                 4,803,480
      7,000,000     (Continental Grain Co. Project), 7 1/2s,
                    7/1/13                                                    BB                 7,455,000
      6,500,000   St. Charles Parish Poll. Control Rev. Bonds
                    (LA Pwr. & Lt. Co.), 8s, 12/1/14                          Baa                7,231,250
     13,000,000   St. James Parish Solid Waste Disp. Rev. Bonds
                    (Kaiser Aluminum Project), 7 3/4s, 8/1/22                 B/P               13,877,500
                  W. Feliciana Parish Poll. Control Rev. Bonds
                    (Gulf States Utilities Project),
      6,000,000     8s, 12/1/24                                               Baa                6,517,500
     19,000,000     7.7s, 12/1/14                                             BB                20,900,000
      3,000,000   W. Feliciana Parish Poll. Control VRDN
                    (Gulf States Utilities Co.), 3 1/2s, 12/1/15              A1                 3,000,000
                                                                                        ------------------
                                                                                               102,406,649
Maryland  (0.2%)
----------------------------------------------------------------------------------------------------------
      2,975,000   Denton 1st. Mtge. Rev. Bonds (Wesleyan
                    Hlth. Care Ctr. Project), 10 1/4s, 4/1/20                 B/P                3,153,500

Massachusetts  (8.1%)
----------------------------------------------------------------------------------------------------------
      4,150,000   Agawam Resource Rcvy. Rev. Bonds
                    (Springfield Resources Recvy. Project),
                    8 1/2s, 12/1/08                                           BBB                4,381,819
     18,450,000   MA Bay Trans. Auth. IFB Ser. B, MBIA, 6.8s,
                    3/1/22 (acquired various dates from
                    12/14/93 to 2/2/94, cost $18,580,614) ++                  AAA               18,242,438
     12,605,000   MA Muni. Wholesale Elec. Co. Pwr. Supply
                    Syst. Rev. Bonds, Ser. A, 8 3/4s, 7/1/18                  AAA               13,739,450
                  MA State Hlth. & Edl. Fac. Auth. IFB
      5,000,000     (St. Elizabeth Hosp.),Ser. E, FSA, 9.43s,
                    8/15/21                                                   AAA                5,943,750
      5,600,000     (Beth Israel Hosp.), AMBAC, 9.289s, 7/1/25                AAA                6,062,000
                  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      2,445,000     (Summerfield Nursing Home), Ser. A,
                    9 1/2s, 7/1/14                                            B                  2,536,688
      3,325,000     (MA Eye & Ear Infirmary), Ser. A, 7 3/8s,
                    7/1/11                                                    Baa                3,354,094
      2,000,000   MA State Hlth. & Edl. Facs. Auth. IFB
                    (Boston U.), Ser. L, MBIA, 8.882s, 10/1/31                AAA                2,335,000
                  MA State Indl. Fin. Agcy. Res. Recvy. Rev.
                    Bonds (Southeastern MA Project),
      4,000,000     Ser. B, 9 1/4s, 7/1/15                                    BB                 4,520,000
     30,225,000     Ser. A, 9s, 7/1/15                                        BB                34,040,906
                  MA State Indl. Fin. Agcy. Rev. Bonds
      2,000,000     (Atlanticare Med. Ctr.), Ser. A, 10 1/8s,
                    11/1/14                                                   B/P                1,900,000
      6,000,000     (Atlanticare Med. Ctr.), Ser. B, 10 1/8s,
                    11/1/14                                                   B/P                5,700,000
      2,500,000     (1st Mtge.Berkshire Retirement), 9 7/8s,
                    7/1/18                                                    AAA                2,663,600
      8,800,000     (Orchard Cove Inc.), 9s, 5/1/22                           BB                10,054,000
      2,220,000     (Morton Hosp. & Med. Ctr.), Ser. A,
                    8 3/4s, 7/1/11                                            AAA                2,544,675
      7,500,000   MA State Indl. Fin. Agcy. Solid Waste
                    Disposal Rev. Bonds (Molten Metal
                    Technology Project), 8 1/4s, 8/1/14                       B/P                8,006,250
      2,385,000   MA State Indl. Fin. Agcy. Tunnel Rev.
                    Bonds (Mass Tpk.,), 9s, 10/1/20                           AAA                2,903,738
      7,000,000   MA State Tpk. Auth. Anticipation Notes
                    Ser. A, 5s, 6/1/99                                        A                  7,207,340
      4,600,000   MA State VRDN, Ser. B, 2.45s, 12/1/97                       A1                 4,600,000
                  MA State Wtr. Resource Auth. Rev. Bonds
      7,500,000     Ser. C, MBIA, 5 1/4s, 12/1/15                             AAA                7,575,000
      8,500,000     Ser. B, MBIA, 5s, 3/1/22                                  AAA                8,064,375
      5,000,000     Ser. B, MBIA, 4 3/4s, 12/1/21                             AAA                4,575,000
      4,000,000   Worcester Mtge. Rev. Bonds (Briarwood
                    Issue), 9 1/4s, 12/1/22                                   BB/P               4,405,000
                                                                                        ------------------
                                                                                               165,355,123
Michigan  (8.1%)
----------------------------------------------------------------------------------------------------------
      2,591,000   Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
                    Bonds (Glacier Hills Inc. Project), 8 3/8s,
                    1/15/19                                                   B/P                2,691,401
      4,000,000   Detroit Wtr. Supply Syst. Rev. Bonds, FGIC,
                    5s, 7/1/23                                                AAA                3,785,000
     18,677,000   Detroit, Hosp. Fac. Fin. Auth. Rev. Bonds
                    (MI Hlth. Care Corp.), 10s, 12/1/20 +                     Caa                7,097,260
     20,865,000   Detroit, Loc. Dev. Fin. Auth. Tax Increment
                    Rev. Bonds, Ser. A, 8.72s, 5/1/21                         BBB               26,081,250
      2,000,000   Grand Rapids Wtr. Supply Syst. VRDN
                    FGIC, 3.4s, 1/1/20                                        A1                 2,000,000
                  Greater Detroit Resource Recvy. Auth.
                    Rev. Bonds
      8,875,000     Ser. A, 9 1/4s, 12/13/08                                  BBB                9,185,625
      6,050,000     Ser. E, 9 1/4s, 12/13/08                                  BBB                6,261,750
      5,750,000     Ser. G, 9 1/4s, 12/13/08                                  BBB                5,951,250
      5,790,000   Highland Park, Hosp. Fin. Auth. Fac. Rev.
                    Bonds (MI Hlth. Care Corp. Project),
                    Ser. A, 9 7/8s, 12/1/19 +                                 Caa                2,200,200
      9,405,000   MI State Hosp. Fin. Auth. Rev. Bonds
                    (Detroit-Macomb Hosp. Corp.),
                    Ser. A, 7.4s, 2013                                        BB                 9,405,000
     15,000,000   MI State Stragetic Fund Ltd. Obligation
                    Rev. Bonds (Detroit Edison Co. Coll- AA),
                    MBIA, 6.4s, 9/1/25                                        AAA               16,275,000
     14,000,000   MI State Stragetic Fund Solid Waste Disp.
                    Rev. Bonds (Genesee Pwr. Station Project),
                    7 1/2s, 1/1/21                                            BB/P              14,350,000
                  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
      5,900,000     (Mercy Svcs. for Aging Project), 9.4s,
                    5/15/20                                                   BBB                6,600,625
        930,000     (MI Hlth. Care Corp. Project), 9.1s,
                    12/1/14 +                                                 B                    353,400
     15,500,000     (Blue Wtr. Fiber Project), 8s, 1/1/12                     B/P               14,976,875
      4,900,000   MI State Underground Storage Tank Fin.
                    Assurance Auth. VRDN Ser. I, 3.9s, 12/1/04                A1                 4,900,000
     19,500,000   Midland Cnty., Econ. Dev. Corp. Poll. Control
                    Rev. Bonds Ser. B, 9 1/2s, 7/23/09                        B/P               21,620,625
      5,390,000   Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth. Care), 8 3/8s, 7/1/23                   BB/P               5,686,450
      5,700,000   Wayne Charter Cnty., Special Arpt. Facs.
                    Rev. Bonds (Northwest Airlines Inc.),
                    6 3/4s, 12/1/15                                           B/P                5,835,375
                                                                                        ------------------
                                                                                               165,257,086
Minnesota  (0.7%)
----------------------------------------------------------------------------------------------------------
      2,950,000   Chaska Indl. Dev. Rev. Bonds (Lifecore
                    Biomedical Inc. Project), 10 1/4s, 9/1/20                 BB/P               3,433,063
      5,000,000   Intl. Falls, Env. Fac. Rev. Bonds (Boise
                    Cascade Corp. Project), 7.2s, 10/1/24                     Baa                5,543,750
                  Minneapolis, Cmnty. Dev. Agcy. Multi-Fam.
                    Hsg. Rev. Rental Bonds
      1,820,000     (Lindsay Bros. Project), Ser. A, 9 1/2s,
                    12/1/07                                                   B/P                1,890,525
      1,200,000     (Lindsay Bros. Project), Ser. B, 1 1/2s,
                    12/1/07                                                   B/P                  412,500
      3,200,000   Shakopee Multi-Fam. Rev. Bonds (Riva
                    Ridge Apts. Project), 8 1/2s, 12/1/08                     B/P                3,288,000
                                                                                        ------------------
                                                                                                14,567,838
Mississippi  (1.5%)
----------------------------------------------------------------------------------------------------------
                  Claiborne Cnty. Pool. Control Rev. Bonds
      4,500,000     (Middle South Energy, Inc.),  Ser. C, 9 7/8s,
                    12/1/14                                                   BBB/P              5,197,500
     10,000,000     (Middle South Energy, Inc.), Ser. A, 9 1/2s,
                    12/1/13                                                   BBB/P             11,450,000
      4,620,000     (Syst. Energy Resources Inc.), 9 1/2s, 4/1/16             BBB                4,792,465
      2,800,000   Jackson Cnty., Poll. Control FRB (Chevron
                    USA Project), 3.4s, 6/1/23                                A1                 2,800,000
      2,250,000   Lee Cnty. Indl. Rev. Bonds (Great Southern
                    Box Co. Inc. Project), 9.55s, 5/1/97                      B/P                2,354,063
      4,000,000   MS Hosp. Equip. & Fac. Auth. Rev. Bonds
                    (MS Methodist Hosp & Rehab.), Ser. 1,
                    9 3/8s, 5/1/12                                            AAA                4,570,000
                                                                                        ------------------
                                                                                                31,164,028
Montana  (0.6%)
----------------------------------------------------------------------------------------------------------
     10,000,000   MT, State Hlth. Fac. Auth. Hosp. Fac. IFB
                    AMBAC, 6.608s, 2/25/25                                    AAA                9,712,500
      3,000,000   Missoula Cnty. Rev. Bonds (Cmnty. Med.
                    Ctr. Inc.), Ser. B, 9s, 6/1/18                            BBB                3,213,750
                                                                                        ------------------
                                                                                                12,926,250
Nebraska  (1.4%)
----------------------------------------------------------------------------------------------------------
      2,000,000   NE Investment Fin. Auth. Hosp. IFB
                    MBIA, 9.335s, 12/8/16                                     AAA                2,330,000
                  NE Investment Fin. Auth. Single Fam. Mtge. IFB
      5,500,000     Ser. 2, GNMA Coll., 11.186s, 9/10/30                      AAA                6,276,875
      1,900,000     Ser. B, GNMA Coll., 11.12s, 3/15/22                       AAA                2,187,375
      1,900,000     Ser. B, GNMA Coll., 9.883s, 9/15/23                       AAA                2,132,750
      1,950,000     GNMA Coll., 8.664s, 9/15/24                               AAA                2,113,313
     12,100,000     Ser. D, GNMA Coll., 7.388s, 3/10/20                       AAA               12,689,875
                                                                                        ------------------
                                                                                                27,730,188
New Hampshire  (1.7%)
----------------------------------------------------------------------------------------------------------
                  NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
      2,885,000     (Havenwood/Heritage Heights), 9 3/4s,
                    12/1/19                                                   B/P                3,523,306
      5,900,000     (Havenwood/Heritage Heights), 7.35s,
                    1/1/18                                                    B/P                5,951,625
      2,425,000     (Franklin Regl. Hosp.), 8 3/4s, 9/1/19                    BBB                2,619,000
      9,000,000     (1st. Mtge. Rivermead Peterboro), 8 1/2s,
                    7/1/24                                                    B/P                9,495,000
      5,500,000     (1st. Mtge. River Woods at Exeter), 8s,
                    3/1/00                                                    B/P                5,613,575
      6,750,000     (Wentworth-Douglass Hosp.), 5 3/8s,
                    1/1/15                                                    AAA                6,724,688
                                                                                        ------------------
                                                                                                33,927,194
New Jersey  (2.8%)
----------------------------------------------------------------------------------------------------------
      5,000,000   Camden Cnty., Impt. Auth. Rev. Bonds,
                    8.4s, 4/1/24 (acquired 4/12/93,
                    cost $5,000,000)++                                        BB                 5,143,750
      7,730,000   Mercer Cnty., Impt. Auth. Rev. Bonds
                    (solid waste), Ser. B, 6.8s, 4/1/05                       Ba                 7,778,313
                  NJ Econ. Dev. Auth. Rev. Bonds
      2,700,000     (Stolt Terminals Project), 10 1/2s, 1/15/18               BB                 3,010,500
      4,700,000     (Holt Hauling Co.),Ser. D, 10 1/4s, 9/15/14               BB                 4,962,025
      5,000,000   NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20             Baa                5,550,000
      4,000,000   NJ State Hsg. & Mtge. Fin. Agcy. Rev. IFB,
                    Ser. I, 8.062s, 11/1/07 (acquired various
                    dates from 2/11/93 to 8/24/95,
                    cost $4,143,120)++                                        A                  4,450,000
      5,450,000   NJ State Hwy. Auth. Rev. Bonds (Garden
                    State Pkwy.), 5.2s, 1/1/08                                AA                 5,674,813
     10,000,000   NJ State Transn. Trust Fund Auth. Rev. Bonds
                    (Transportation System), Ser. B, MBIA,
                    6 1/2s, 6/15/10                                           AAA               11,500,000
      4,000,000   Salem Cnty., Indl. Poll. Control Fing. Auth.
                    IFB, 8.72s, 10/1/29 (acquired 10/28/94,
                    cost $3,785,680) ++                                       AAA                4,740,000
      3,000,000   Salem Cnty., Indl. Poll. Control Fing. Auth.
                    Rev. Bonds (Pub. Svc. Elec. & Gas Co.
                    Project), Ser. B, MBIA, 6 1/4s, 6/1/31                    AAA                3,176,250
                                                                                        ------------------
                                                                                                55,985,651
New Mexico  (0.8%)
----------------------------------------------------------------------------------------------------------
                  Farmington Poll. Control Rev. Bonds
      9,000,000     (Pub. Svcs. Co. San Juan Project), Ser. A,
                    6.4s, 8/15/23                                             BB                 8,955,000
      7,200,000     (Arizona Pub. Svcs. Co.), Ser. B, 3 1/2s,
                    9/1/24                                                    A1                 7,200,000
                                                                                        ------------------
                                                                                                16,155,000
New York  (12.7%)
----------------------------------------------------------------------------------------------------------
                  Metro. Trans. Auth. Svcs. Contract Commuter
                    Fac. Rev. Bonds
      4,000,000     Ser. O, 5 3/4s, 7/1/13                                    Baa                4,055,000
      8,250,000     Ser. O, 5 3/4s, 7/1/13                                    Baa                8,363,438
                  NY City G.O. Bonds
     20,750,000     Ser. G, 5 3/4s, 2/1/20                                    BBB               20,075,625
     13,500,000     5 3/4s, 2/1/14                                            BBB               13,162,500
     10,100,000   NY City Muni Wtr. Fin. Auth. Wtr. & Swr. Syst.
                    VRDN Ser. A, FGIC, 3 1/4s, 6/15/25                        A1                10,100,000
                  NY State Dorm. Auth. Rev. Bonds
     21,500,000     (City U. Syst.), Ser. A, 5 3/4s, 7/1/13                   Baa               21,795,625
      7,000,000     (City U. Syst.), Ser. A, AMBAC, 5 3/4s,
                    7/1/09                                                    AAA                7,551,250
      6,500,000     (State U. Edl. Facs.), Ser. B, FGIC, 5 3/8s,
                    5/15/07                                                   AAA                6,841,250
     10,100,000     (City U.), Ser. F, 5s, 7/1/20                             BBB                9,115,250
      7,750,000     (City U.), Ser. F, 5s, 7/1/14                             BBB                7,139,688
      8,000,000   NY State Energy Research & Dev. Auth.
                    Poll. Control IFB, FGIC, 8.506s,  7/1/29                  AAA               10,320,000
                    (acquired 12/19/94, cost $8,353,120++
     13,400,000   NY State Energy Resh. & Dev. Auth. Poll.
                    Control VRDN (NY State Elec. & Gas Co.),
                    Ser. C, 3.55, 6/1/29                                      A1                13,400,000
                  NY State Local Gov't. Assist. Corp. Rev. Bonds
      8,000,000     Ser. C, 5 1/2s, 4/1/17                                    A                  8,150,000
      2,225,000     Ser. E, 5 1/4s, 4/1/16                                    A                  2,197,188
                  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
      9,750,000     (Mental Health Svcs.),Ser. D, FSA, 5 1/4s,
                    8/15/23                                                   AAA                9,347,813
      9,830,000     (Mental Health Svcs.),Ser. F, FSA, 5 1/4s,
                    2/15/19                                                   AAA                9,559,675
      5,500,000     Ser. A, AMBAC, 6 1/2s, 8/15/29                            AAA                5,974,375
      9,750,000   NY State Pwr. Auth. Rev. Bonds Ser. Z, 6 1/2s,
                    1/1/19                                                    AA                10,603,125
                  NY State Urban Dev. Corp. Rev. Bonds
      7,000,000     (State Fac.), 7 1/2s, 4/1/20                              A                  8,190,000
     13,575,000     (Correctional Fac.), Ser. 4, 5 3/8s, 1/1/23               Baa               12,862,313
      8,850,000     5.6s, 4/1/15                                              Baa                8,883,188
     13,400,000     Ser. 6, 5 3/8s, 1/1/25                                    Baa               12,646,250
      9,000,000   NY City Indl. Dev. Rev. Bonds (Solid Waste
                    Disp-Visy Paper Project), 7.8s, 1/1/16                    BB/P               9,270,000
                  Port Auth. NY & NJ G.O. Bonds Ser. 104, AMBAC,
      6,890,000     5.2s, 7/15/13                                             AAA                6,872,775
      6,555,000     5 1/8s, 7/15/12                                           AAA                6,536,646
      6,300,000   Port Auth. NY & NJ Rev. Bonds FGIC, 4.99s,
                    11/15/20                                                  AAA                6,134,625
                                                                                        ------------------
                                                                                               258,422,599
North Carolina  (1.6%)
----------------------------------------------------------------------------------------------------------
                  NC Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Bonds
      9,250,000     Ser. A, 6 1/2s, 1/1/18                                    A                 10,117,188
      7,480,000     Ser. B, 6 1/8s, 1/1/09                                    A                  7,825,950
     13,000,000     Ser. B, 6s, 1/1/22                                        A                 13,455,000
                                                                                        ------------------
                                                                                                31,398,138
Ohio  (0.6%)
----------------------------------------------------------------------------------------------------------
      7,200,000   Dayton Special Fac. Rev. Bonds (Emery Air
                    Freight Corp.), Ser. A, 12 1/2s, 10/1/09                  BB/P               8,532,000
     14,315,000   Lucas Plaza Hsg. Dev. Corp. Mtge. Rev.
                    Bonds FHA Insd., zero %, 6/1/24                           AAA                2,576,700
                                                                                        ------------------
                                                                                                11,108,700
Oregon  (0.1%)
----------------------------------------------------------------------------------------------------------
      1,700,000   Portland Poll. Control VRDN (Reynolds
                    Metals), 6.1s, 12/1/09                                    A1                 1,700,000

Pennsylvania  (3.8%)
----------------------------------------------------------------------------------------------------------
                  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special
                    Fac. Rev. Bonds (U.S. Air, Inc. Project),
      1,290,000     Ser. A, 8 7/8s, 3/1/21                                    B                  1,427,063
      4,935,000     Ser. B, 8 1/2s, 3/1/21                                    B                  5,342,138
      1,545,000   Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Southwestern Arpt. Cargo Fac.), 8 3/4s,
                    2/15/09                                                   BB                 1,658,944
                  Montgomery Cnty., Higher Edl. & Hlth. Auth.
                    Hosp. Rev. Bonds (United Hosp. Inc. Project),
      3,745,000     8 1/2s, 11/1/17                                           Ba                 3,941,613
      5,300,000     Ser. A, 8 3/8s, 11/1/11                                   Ba                 5,737,250
     29,200,000   PA Economic Dev. Fing. Auth. Recycling Rev.
                    Bonds (Ponderosa Fibres Project), Ser. A,
                    9 1/4s, 1/1/22                                            B/P               30,806,000
      6,000,000   PA Economic Dev. Fing. Auth. Resource Recvy.
                    Rev. Bonds (Colver Project), Ser. E, 8.05s,
                    12/1/15                                                   BBB                6,480,000
      2,500,000   PA State Higher Edl. Assistance Agcy. Student
                    Loan IFB, 8.405s, 9/3/26                                  AAA                2,762,500
      5,300,000   Philadelphia, Muni. Auth. Rev. Bonds (Justice
                    Lease), Ser. C, 8 5/8s, 11/15/16                          AAA                6,558,750
      4,760,000   Philadelphia Wtr. & Wastewater Rev. Bond,
                    FGIC, 10s, 6/15/05                                        AAA                6,675,900
                                                                                        ------------------
                                                                                                76,454,158
Puerto Rico  (0.4%)
----------------------------------------------------------------------------------------------------------
      8,000,000   Puerto Rico Cmnwlth. of Rev. Bonds,
                    5.64s, 7/1/08                                             AAA                8,500,000

South Carolina  (0.7%)
----------------------------------------------------------------------------------------------------------
      3,150,000   Lee Cnty. Indl. Rev. Bonds (Mid-American
                    Waste Syst. Project), 7s, 9/15/13                         B/P                2,732,625
      5,000,000   Spartanburg Cnty. Solid Waste Disp. Rev.
                    Bonds (Bayerische Motoren Werke),
                    7.55s, 11/1/24                                            A                  5,500,000
      5,000,000   Spartansburg Cnty. Hosp. Fac. IFB, FSA,
                    8.756s, 4/13/22                                           AAA                5,737,500
                                                                                        ------------------
                                                                                                13,970,125
South Dakota  (0.1%)
----------------------------------------------------------------------------------------------------------
      2,865,000   Rapid City Econ. Dev. FRB (Civic Ctr. Assoc.
                    Partnership), 3.15s, 12/1/16                              P1                 2,865,000

Tennessee  (1.6%)
----------------------------------------------------------------------------------------------------------
     15,000,000   Maury Cnty. Indl. Dev. Board Poll. Control
                    Rev. Bond (Saturn Corp. Project), 6 1/2s,
                    9/1/24                                                    A                 15,862,500
     28,920,000   Metro. Nashville & Davidson Cnty. Hlth. &
                    Edl. Fac. Board Rev. Bonds (Volunteer
                    Hlth. Care), zero %, 6/1/21                               AAA                5,711,700
                  TN State G.O. Bonds
      5,660,000     Ser A, 5.7s, 5/1/09                                       AAA                5,590,665
      5,660,000     Ser. A, 4.8s, 5/1/10                                      AAA                5,559,535
                                                                                        ------------------
                                                                                                32,724,400
Texas  (4.4%)
----------------------------------------------------------------------------------------------------------
                  Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Adv. Living Tech. Inc. Project), Ser. A,
      1,530,000     10 1/2s, 12/1/27                                          B/P                1,331,100
      5,255,000     10 1/2s, 6/15/18                                          B/P                4,571,850
      4,785,000   Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Heartway Corp.), Ser. A-1, 10 1/4s,
                    3/1/19 +                                                  CCC/P              4,306,500
      5,890,000   Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev.
                    Bonds (Nancy Travis Memorial Hosp.
                    Project),10s, 5/15/13                                     B/P                6,390,650
     10,000,000   Dallas Cnty. G.O. Bonds (Flood Control
                    Dist. #1), zero %, 4/1/16                                 BB                 7,825,000
     12,000,000   Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines Inc.), 6s,
                    11/1/14                                                   BB                12,000,000
      5,600,000   Harris Cnty., Indl. Dev. Corp. Poll. Control
                    VRDN (Exxon Project-1984), Ser. B,
                    3.6s, 3/1/24                                              A1                 5,600,000
                  Harris Cnty., Single Fam. Hsg. Fin. Corp.
                    Rev. Bonds
        870,000     Ser. 1983A, 10 3/8s, 7/15/14                              BBB                  871,061
        765,000     9 7/8s, 3/15/14                                           BB                   765,765
                  Houston, Hsg. Fin. Corp. Single Fam. Mtge.
                    Rev. Bonds,
      3,497,000     Ser. A, 10 7/8s, 2/15/16                                  A                  3,545,700
      2,135,000     10s, 9/15/14                                              B                  2,134,637
     35,160,000   Montgomery Cnty., Hlth. Fac. Dev. Corp.
                    Rev. Bonds (Heritage Manor), zero %,
                    7/15/23                                                   AAA                6,065,100
      2,000,000   Port Corpus Christi, Indl. Dev. Corp. Rev.
                    Bonds (Valero Refining & Marketing Co),
                    Ser. A, 10 1/4s, 6/1/17                                   Baa                2,197,500
                  Southeast TX Multi-Fam. Hsg. Fin. Corp.
                    Rev. Bonds
      5,500,000     (Bayou Pk. Village Apt. Project), Ser. B,
                    10.175s, 8/1/16                                           B/P                5,637,500
      4,500,000     (Promenade Place Apts. Project), Ser. B,
                    10.175s, 8/1/16                                           B/P                4,578,750
      6,000,000     (Pavilion Place Apts. Project), Ser. A, 7.6s,
                    7/1/16                                                    BBB                6,060,000
      9,700,000     (Pavilion Place Apts. Project), Ser. B, 2.61s,
                    7/1/16 +                                                  CCC                3,880,000
      8,000,000   TX State Hsg. & Cmnty. Affairs Home Mtg. IFB,
                    Ser. C, GNMA Coll., FNMA Coll., 9.735s,
                    7/2/24                                                    AAA                9,040,000
      5,000,000   Tarrant Cnty., Hlth. Facs. Dev. Corp. Hosp.
                    Rev. Bonds (Cmnty. Hlth. Care Foundation.),
                    10 1/8s, 4/1/21                                           B/P                2,500,000
                                                                                        ------------------
                                                                                                89,301,113
Utah  (0.3%)
----------------------------------------------------------------------------------------------------------
      5,000,000   Salt Lake City Hosp. Rev. Bonds (IHC Hosp.
                    Inc.), MBIA 6 1/4s, 2/15/23                               AAA                5,337,500

Virginia  (0.9%)
----------------------------------------------------------------------------------------------------------
      4,500,000   Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                    FGIC, 9.321s, 8/15/23                                     AAA                5,242,500
      2,000,000   Henrico Cnty., Indl. Dev. Auth. IFB (Bon
                    Secours Hlth. Syst. Project), FSA Insd.,
                    7.738s, 8/23/27                                           AAA                2,307,500
                  Upper Occoquan Sew. Auth. Regl. Swr. Rev. Bonds
      8,000,000     Ser. A, MBIA, 5.15s, 7/1/20                               AAA                7,960,000
      3,400,000     Ser. A, MBIA 5s, 7/1/25                                   AAA                3,272,500
                                                                                        ------------------
                                                                                                18,782,500
Washington  (2.1%)
----------------------------------------------------------------------------------------------------------
     18,000,000   Port Walla Walla Pub. Corp. Solid Waste
                    Recycling Rev. Bonds (Ponderosa Fibres
                    Project), 9 1/8s, 1/1/26                                  B/P               19,102,500
      3,600,000   WA State Hlth. Care Fac. Auth. IFB (Sisters
                    Providence), Ser. C, 3 1/2s, 10/1/05                      A1                 3,600,000
      8,200,000   WA State Hsg. Fin. Comm. Single Family
                    Mtge. IFB, GNMA Coll., 9.989s, 12/1/17                    AAA                8,868,218
                    (acquired 4/12/95, cost $9,225,000)++
                  WA State Pub. Pwr. Supply Syst. Rev. Bonds
                    (Nuclear Project No. 3),
      4,000,000     Ser. C, 7 1/2s, 7/1/08                                    AAA                4,925,000
      5,000,000     Ser. B, 7 1/8s, 7/1/16                                    AAA                6,043,750
                                                                                        ------------------
                                                                                                42,539,468
West Virginia  (1.6%)
----------------------------------------------------------------------------------------------------------
                  Marion Cnty. Cmnty. Solid Waste Disp. Fac.
                    Rev. Bonds (American Pwr. Paper Recycling),
     12,000,000     9s, 12/1/11                                               B/P               11,805,000
     10,000,000     8 1/4s, 12/1/11                                           B/P                9,212,500
      2,935,000   Preston Cnty., Bldg. Cmnty. Hosp. Rev. Bonds
                    (Preston Mem. Hosp. Corp.), Ser. B, 10s,
                    4/1/14                                                    BB                 3,136,781
      4,045,000   WV State COP (Morris Sq. Complex),
                    9 1/4s, 8/15/08                                           BB/P               3,852,863
      3,600,000   Weirton Poll. Control Rev. Bonds (Weirton
                    Steel Project), Ser. B, 8 5/8s, 11/1/14                   B                  3,847,500
                                                                                        ------------------
                                                                                                31,854,644
Wisconsin  (0.1%)
----------------------------------------------------------------------------------------------------------
      2,112,000   WI Hsg. & Econ. Dev. Auth. IFB (Home
                    Ownership Dev. Program), 9.475s,
                    10/25/22                                                  AA                 2,391,840

Wyoming  (-%)
----------------------------------------------------------------------------------------------------------
      1,000,000   Uinta Cnty., Poll. Control VRDN (Chevron
                    USA Inc. Project), 2 3/4s, 8/15/20                        P1                 1,000,000
                                                                                        ------------------
                  Total Municipal Bonds and Notes
                    (cost $1,938,258,795)***                                                $2,035,128,881
----------------------------------------------------------------------------------------------------------

* Percentages indicated are based on net assets of $2,032,411,916.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 1996 for the securities listed.  Ratings are generally ascribed to securities at the time of issuance.  While the agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 1996.  Securities rated by Putnam are indicated by "/P" are not publicly rated.

+ Non-income-producing security.

++ Restricted as to public resale.  At the date of acquisition these securities were valued at cost.
There were no outstanding securities of the same class as those held.  Total market value of restricted securities owned at January 31, 1996 was $85,255,656 or 4.2% of net assets.
 *** The aggregate identified cost on a tax basis is $1,938,337,475, resulting in gross unrealized appreciation and depreciation of $127,817,199, and $31,025,793, respectively, or net unrealized appreciation of $96,791,406.

The rates shown on IF,IFB and FRB which are securities paying variable interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at January 31, 1996, which are subject to change based on the terms of the security.

The fund had the following industry group concentrations greater than 10% of net assets at January 31, 1996

                 Transporation                  17.8%
                 Hospitals/Health Care          17.4
                 Utilities                      13.6

The table below shows the percentage of the fund's investments on January 31, 1996 in securities assigned to the various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality:

                                                                Unrated securities
                                     Rated securities          of comparable quality
                                    as a percentage of           as a percentage of
            Rating                   fund's net assets            fund's net assets
--------------------------------------------------------------------------------------------
            "AAA"/"Aaa"                      27.5%                        0.7%
            "AA"/"Aa"                         1.6                         0.2
            "A"/"A"                           4.7                         0.1
            "BBB"/"Baa"                      19.7                         2.7
            "BB"/"Ba"                        11.4                         8.0
            "B"/"B"                           2.4                        17.0
            "CCC"/"Caa"                       0.4                         0.2
            "VMIG1"/"A1"                      3.3                          --
            "P1"/--                           0.2                          --
--------------------------------------------------------------------------------------------
                                             71.2%                       28.9%
--------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities
January 31,1996 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $ 1,938,258,795) (Note 1)                                           $2,035,128,881
---------------------------------------------------------------------------------------------------
Cash                                                                                         82,850
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           30,057,458
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    8,466,927
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           30,625,493
---------------------------------------------------------------------------------------------------
Total assets                                                                          2,104,361,609

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                $    3,999,927
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         60,064,926
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                5,483,716
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                912,518
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 1,334
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  2,158
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,156,180
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  218,799
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      110,135
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        71,949,693
---------------------------------------------------------------------------------------------------
Net assets                                                                           $2,032,411,916

Represented by
---------------------------------------------------------------------------------------------------
Paid-in-capital (Note 4)                                                             $1,976,028,848
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                         (3,408,362)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                            (37,078,656)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               96,870,086
---------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to
capital shares outstanding                                                           $2,032,411,916

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($ 536,797,063 divided by 36,478,032 shares)                                                 $14.72
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.72)*                                      $15.45
---------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($ 1,490,654,506 divided by 101,267,749 shares)***                                           $14.72
---------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($ 4,960,347 divided by 337,216 shares)                                                      $14.71
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.71)**                                     $15.20
---------------------------------------------------------------------------------------------------
* On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended January 31,1996 (Unaudited)

Tax exempt interest income                                                              $69,126,677
---------------------------------------------------------------------------------------------------
Expenses:
---------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                       $  5,313,413
---------------------------------------------------------------------------------------------------
Investor Servicing and custodian fees (Note 2)                                              760,301
---------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            23,088
---------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      34,928
---------------------------------------------------------------------------------------------------
Auditing                                                                                     29,860
---------------------------------------------------------------------------------------------------
Legal                                                                                        56,416
---------------------------------------------------------------------------------------------------
Postage                                                                                      64,335
---------------------------------------------------------------------------------------------------
Registration Fees                                                                            13,724
---------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                       503,449
---------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                     6,240,584
---------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                         9,370
---------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             12,999
---------------------------------------------------------------------------------------------------
Other                                                                                        31,607
---------------------------------------------------------------------------------------------------
Total expenses                                                                           13,094,074
---------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (310,855)
---------------------------------------------------------------------------------------------------
Net expenses                                                                             12,783,219
---------------------------------------------------------------------------------------------------
Net investment income                                                                    56,343,458
---------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         22,933,306
---------------------------------------------------------------------------------------------------
Net realized loss on futures (Note 1)                                                    (1,750,784)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the period                             58,164,204
---------------------------------------------------------------------------------------------------
Net gain on investments                                                                  79,346,726
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $135,690,184
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                   Six months ended          Year ended
                                                                                         January 31             July 31
                                                                                              1996*                1995
--------------------------------------------------------------------------------------------------- -------------------
Increase in net assets
--------------------------------------------------------------------------------------------------- -------------------
Operations:
--------------------------------------------------------------------------------------------------- -------------------
Net investment income                                                                $   56,343,458      $  115,552,397
--------------------------------------------------------------------------------------------------- -------------------
Net realized gain (loss) on investments                                                  21,182,522         (39,422,053)
--------------------------------------------------------------------------------------------------- -------------------
Net unrealized appreciation of investments                                               58,164,204          25,168,624
--------------------------------------------------------------------------------------------------- -------------------
Net increase in net assets resulting from operations                                    135,690,184         101,298,968
--------------------------------------------------------------------------------------------------- -------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------------- -------------------
From net investment income:
Class A                                                                                 (15,576,405)        (27,401,547)
--------------------------------------------------------------------------------------------------- -------------------
Class B                                                                                 (40,728,955)        (87,980,365)
--------------------------------------------------------------------------------------------------- -------------------
Class M                                                                                    (108,728)            (43,754)
--------------------------------------------------------------------------------------------------- -------------------
Increase from capital share transactions (Note 4)                                        39,339,541          43,374,216
--------------------------------------------------------------------------------------------------- -------------------
Total increase in net assets                                                            118,615,637          29,247,518
--------------------------------------------------------------------------------------------------- -------------------
Net Assets
--------------------------------------------------------------------------------------------------- -------------------
Beginning of period                                                                   1,913,796,279       1,884,548,761
--------------------------------------------------------------------------------------------------- -------------------
End of period (including distributions in excess
of net investment income of $3,408,362
and $3,337,732, respectively)                                                        $2,032,411,916      $1,913,796,279
--------------------------------------------------------------------------------------------------- -------------------
* Unaudited




Financial Highlights
(For a share outstanding throughout the period.)
---------------------------------------------------------------------------------------------------------------
                                                                            For the
                                                                             period
                                                                        December 29,
                                                                               1994
                                                     Six months       (commencement    Six months
                                                          ended   of operations) to         ended    Year ended
                                                     January 31             July 31    January 31       July 31
---------------------------------------------------------------------------------------------------------------
                                                           1996*               1995          1996*         1995
---------------------------------------------------------------------------------------------------------------
                                                                 Class M                               Class A
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $14.13              $13.43        $14.14        $14.24
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                                       .42                 .58           .45           .94
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments      .58                 .70           .58          (.10)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                           1.00                1.28          1.03           .84
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net investment income                                 (.42)               (.58)         (.45)         (.94)
---------------------------------------------------------------------------------------------------------------
In excess of net investment income                           --                  --            --            --
---------------------------------------------------------------------------------------------------------------
From net realized gain on investment                         --                  --            --            --
---------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                --                  --            --            --
---------------------------------------------------------------------------------------------------------------
Total distributions                                        (.42)               (.58)         (.45)         (.94)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $14.71              $14.13        $14.72        $14.14
---------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)          7.23(b)             9.69(b)       7.39(b)       6.24
---------------------------------------------------------------------------------------------------------------
Net assets, end of period  (in thousands)                $4,960              $2,331      $536,797      $474,984
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (c)             .57(b)              .71(b)        .42(b)        .87
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets (%)                                2.91(b)             3.98(b)       3.12(b)       6.73
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    38.19(b)            60.41         38.19(b)      60.41
---------------------------------------------------------------------------------------------------------------



Financial Highlights (Continued)
---------------------------------------------------------------------------------------------------------------
                                                             For the
                                                              period
                                                        September 20
                                                                1993
                                                       (commencement    Six months
                                                   of operations) to         ended
                                                             July 31    January 31           Year ended July 31
---------------------------------------------------------------------------------------------------------------
                                                                1994          1996*         1995           1994
---------------------------------------------------------------------------------------------------------------
                                                                                                        Class B
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.34        $14.14        $14.24         $15.01
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                                            .83           .40           .85            .86
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (.98)          .58          (.10)          (.65)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                (.15)          .98           .75            .21
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net investment income                                      (.83)         (.40)         (.85)          (.85)
---------------------------------------------------------------------------------------------------------------
In excess of net investment income                              (.02)           --            --           (.03)
---------------------------------------------------------------------------------------------------------------
From net realized gain on investment                            (.05)           --            --           (.05)
---------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                   (.05)           --            --           (.05)
---------------------------------------------------------------------------------------------------------------
Total distributions                                             (.95)         (.40)          .85           (.98)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $14.24        $14.72        $14.14         $14.24
---------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)               (.99)(b)      7.04(b)       5.54           1.36
---------------------------------------------------------------------------------------------------------------
Net assets, end of period  (in thousands)                   $361,593    $1,490,655    $1,436,481     $1,522,955
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (c)                  .71(b)        .75(b)       1.51           1.45
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets (%)                                     5.58(b)       2.79(b)       6.10           5.76
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                         44.41         38.19(b)      60.41          44.41
---------------------------------------------------------------------------------------------------------------



Financial Highlights (Continued)
------------------------------------------------------------------------------------------------
                                                     Year ended July 31
------------------------------------------------------------------------------------------------
                                                                1993          1992          1991
------------------------------------------------------------------------------------------------
                                                     Class B
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.64        $13.79        $13.87
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                                            .95           .99           .99
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           .41           .94          (.07)
------------------------------------------------------------------------------------------------
Total from investment operations                                1.36          1.93           .92
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net investment income                                      (.95)         (.99)        (1.00)
------------------------------------------------------------------------------------------------
In excess of net investment income                                --            --            --
------------------------------------------------------------------------------------------------
From net realized gain on investment                            (.04)         (.09)           --
------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                     --            --            --
------------------------------------------------------------------------------------------------
Total distributions                                             (.99)        (1.08)        (1.00)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                $15.01        $14.64        $13.79
------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)               9.68         14.60          6.98
------------------------------------------------------------------------------------------------
Net assets, end of period  (in thousands)                 $1,501,535    $1,015,866      $738,113
------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (c)                 1.38          1.45          1.52
------------------------------------------------------------------------------------------------
Ratio of net investment income
  to average net assets (%)                                     6.39          7.03          7.26
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                         52.29         82.31         49.83
------------------------------------------------------------------------------------------------
*   Unaudited
(a) Total investment return assumes dividend reinvestment
(b) Not annualized.
(c) The ratio of expenses to average net assets for the period ended January 31, 1996 included amounts paid through expense offset arrangements. Prior period ratios exclude these amounts
   (Note 2).



Notes to financial statements
January 31, 1996 (Unaudited)

Note 1

Significant accounting policies
The fund is a series of Putnam Tax- Free Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Management believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements are in conformity with generally accepted accounting principles and require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt securities are stated on the basis of valuations provided by a pricing service, approved by the Trustees which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value, and restricted securities are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or which it invests to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue bonds are accreted according to the effective yield method.

G) Expenses of the Trust Expenses directly charged or attributable to the fund will be paid from the assets of the fund. Generally, expenses of the Trust will be allocated and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Investment Management Inc. ("Putnam Management"), the fund's Manager, a wholly- owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million and 0.45% of any amount over $1.5 billion.

The fee is subject to reduction, under current law, in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any excess over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.
Trustees of the fund receive an annual Trustees fee of $2,620 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.
Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended January 31, 1996, fund expenses were reduced by $310,855 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%,1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended January 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $59,859 and $1,825 from the sale of class A and class M shares, respectively and received $1,252,658 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended January 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $266 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 1996, purchases and sales of investment securities other than short-term municipal obligations aggregated $740,393,842 and $716,160,225, respectively. Purchases and sales of short-term municipal obligations aggregated $256,682,520 and $199,905,600, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At January 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                Six months ended
                                 January 31, 1996
----------------------------------------------------
Class A                       Shares          Amount
----------------------------------------------------
Shares sold                4,478,634     $64,866,174
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                574,473       8,273,776
----------------------------------------------------
                           5,053,107      73,139,950

Shares
repurchased               (2,176,060)    (31,393,630)
----------------------------------------------------
Net increase               2,877,047     $41,746,320
----------------------------------------------------
                               For the year ended
                                 July 31, 1995
----------------------------------------------------
Class A                       Shares          Amount
----------------------------------------------------
Shares sold               12,577,731    $173,500,764
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              1,065,564      14,825,327
----------------------------------------------------
                          13,643,295     188,326,091

Shares
repurchased               (5,436,536)    (75,318,844)
----------------------------------------------------
Net increase               8,206,759    $113,007,247
----------------------------------------------------
                                Six months ended
                               January 31, 1996
----------------------------------------------------
Class B                       Shares          Amount
----------------------------------------------------
Shares sold               11,224,202    $161,865,833
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              1,326,127      19,099,179
----------------------------------------------------
                          12,550,329     180,965,012

Shares
repurchased              (12,874,055)   (185,848,250)
----------------------------------------------------
Net (decrease)              (323,726)    $(4,883,238)
----------------------------------------------------
                               For the year ended
                                 July 31, 1995
----------------------------------------------------
Class B                       Shares          Amount
----------------------------------------------------
Shares sold               21,898,422    $305,485,198
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              2,993,689      41,602,126
----------------------------------------------------
                          24,892,111     347,087,324

Shares
repurchased              (30,242,197)   (419,033,947)
----------------------------------------------------
Net (decrease)            (5,350,086)   $(71,946,623)
----------------------------------------------------
                                Six months ended
                                January 31, 1996
----------------------------------------------------
Class M                       Shares          Amount
----------------------------------------------------
Shares sold                  191,534      $2,759,113
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                  5,530          79,851
----------------------------------------------------
                             197,064       2,838,964

Shares
repurchased                  (24,811)       (362,505)
----------------------------------------------------
Net increase                 172,253      $2,476,459
----------------------------------------------------
                                 For the period
                                December 29, 1994
                                (commencement of
                                 operations) to
                                 July 31, 1995
----------------------------------------------------
Class M                       Shares          Amount
----------------------------------------------------
Shares sold                  165,046      $2,314,737
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                  2,323          32,847
----------------------------------------------------
                             167,369       2,347,584

Shares
repurchased                   (2,406)       (33,992)
----------------------------------------------------
Net increase                 164,963      $2,313,592
----------------------------------------------------



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE
Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

* HELP YOUR INVESTMENT GROW
Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

* SWITCH FUNDS EASILY
You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY
You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

* Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company
legal counsel
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President
Charles E. Porter
Executive Vice President
Patricia C. Flaherty
Senior Vice President
John D. Hughes
Senior Vice President and Treasurer
Lawrence J. Lasser
Vice President
Gordon H. Silver
Vice President
James E. Erickson
Vice President
Triet M. Nguyen
Vice President and Fund Manager
William N. Shiebler
Vice President
John R. Verani
Vice President
Paul M. O'Neil
Vice President
Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.


The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
----------------------


23313-500/036/679   3/96